Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions
7.	ACQUISITIONS

Acquisitions in the year ended December 31, 2016

On January 4, 2016, the Company completed the acquisition of 100% of the common shares and voting interests of the Getrag Group of Companies [“Getrag”]. Getrag is a global supplier of automotive transmission systems, including manual, automated-manual, dual clutch, hybrid and other advanced systems. The purchase price was approximately $1.9 billion [net of $136 million cash acquired]. The acquired business has sales primarily to BMW, Audi, Jiangling Motors, Ford, Volvo and Dongfeng.

The acquisition of Getrag was accounted for as a business combination. The following table summarizes the amounts recognized for assets acquired and liabilities assumed:

	Preliminary amounts recognized at March 31, 2016	Measurement Period adjustments	Final allocation

Cash	$136	$—	$136
Non-cash working capital	(466)	71	(395)
Investments	1,719	(222)	1,497
Fixed assets	468	(23)	445
Goodwill	430	160	590
Other assets	60	(36)	24
Intangibles	218	154	372
Deferred tax assets	43	(9)	34
Long-term employee benefit liabilities	(125)	(12)	(137)
Long-term debt	(116)	(1)	(117)
Other long-term liabilities	(9)	(43)	(52)
Deferred tax liabilities	(137)	18	(119)
Non-controlling interest	(303)	16	(287)

Consideration paid	1,918	73	1,991
Less: Cash acquired	(136)	—	(136)

Net cash outflow	$1,782	$73	$1,855

The measurement period adjustments primarily reflect: [i] changes in the estimated fair value of the acquired equity method investments; [ii] changes in the estimated fair value of the acquired patents and customer relationship intangibles; and [iii] a working capital adjustment due to an increase in the total fair value of consideration transferred. This resulted in a net adjustment to goodwill of $160 million.

The measurement period adjustments did not result from intervening events subsequent to the acquisition date and did not have a material impact on the Company’s earnings in any period. The final allocation of the consideration transferred to the assets acquired and liabilities assumed has been completed.

The investments amount includes the following equity investments that were acquired as part of the business combination:

	Ownership percentage	Investment balance

Getrag Ford Transmission GmbH [“GFT”]	50.0%	$340
Getrag (Jiangxi) Transmission Co., Ltd [“GJT”] [i]	50.0%	$1,077
Dongfeng Getrag Transmission Co. Ltd [“DGT”]	50.0%	$80

[i]	GJT is 66.7% owned by one of the Company’s consolidated subsidiaries which has a 25% non-controlling interest.

As a result, the investment balance was derived using 66.7% of the fair value.

The Company accounts for the investments under the equity method since it has the ability to exercise significant influence but does not hold a controlling financial interest.

Recognized goodwill is attributable to the assembled workforce, expected synergies and other intangible assets that do not qualify for separate recognition. All of the goodwill recognized was assigned to the Company’s European segment.

Intangible assets consist primarily of amounts recognized for the fair value of customer relationship intangibles and patents. These amortizable intangible assets are being amortized on a straight-line basis over a 15 year estimated useful life.

Sales and net income for the acquired Getrag entities for the year ended December 31, 2016 were $2.0 billion and $45 million, respectively.

The following table provides consolidated supplemental pro forma information as if the acquisition of Getrag had occurred on January 1, 2015.

December 31, 2015

Sales	$34,150
Net income attributable to Magna International Inc.	$1,992

The unaudited pro forma financial results do not include any anticipated synergies or other expected benefits of the acquisition. This information is presented for informational purposes only and is not indicative of future operating results.

Other

During the fourth quarter of 2016, the Company acquired 100% of the equity interest in the BÖCO Group of Companies [“BÖCO”]. BÖCO is an automotive supplier of latches, hinges and strikers, with sales primarily to the BMW Group, Daimler and Audi.

During the second quarter of 2016, the Company acquired 100% of the equity interest in Telemotive AG, an engineering service provider in the field of automotive electronics. The acquired business has sales primarily to BMW, Volkswagen and Daimler.

These entities have been included in our consolidated results of operations since their respective acquisition dates. Pro forma results of operations during the current period have not been presented because the effects of these acquisitions, individually and in aggregate, were not material to the Company’s consolidated results of operations.

Acquisitions in the year ended December 31, 2015

On December 10, 2015, the Company entered into a partnership agreement in China [the “Xingqiaorui Partnership”] with Chongqing Xingqiaorui. Under the terms of the arrangement, Xingqiaorui transferred a 53% controlling interest in its three China manufacturing facilities and cash consideration of $36 million. In exchange, the Company transferred a 47% non-controlling equity interest in its Chongqing manufacturing facility and cash consideration of $130 million to Xingqiaorui. The acquisition of the 53% controlling interest in the China manufacturing facilities was accounted for as a business combination.

On November 30, 2015, the Company acquired a 100% interest in Stadco Automotive Ltd. [“Stadco”] for total cash consideration of $115 million. Stadco, based in the United Kingdom, is a supplier of steel and aluminum stampings as well as vehicle assemblies primarily to Jaguar and Land Rover.

The final allocation of the consideration transferred to the assets acquired and liabilities assumed for both the Xingqiaorui Partnership and Stadco has been completed. As a result of additional information obtained, changes to the preliminary fair values of certain property, plant and equipment, definite-lived intangible assets and contingent tax liabilities, from the amounts disclosed as of December 31, 2015 were recorded during the three months ended December 31, 2016, resulting in a net adjustment to goodwill of $14 million. These adjustments did not have a material impact on the Company’s earnings in any period.